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                                                                  EXHIBIT 99.1

                               ACCOUNTANTS' CONSENT

The Board of Directors
CapStar Hotel Company

We consent to the use of our report incorporated by reference into the Company's Registration Statement on Form S-3 (Registration No. 333-34253), filed with the Securities and Exchange Commission on August 22, 1997, as amended, and to the reference to our firm under the heading "Experts" in the Prospectus Supplements to the Prospectus, dated September 10, 1997.


                                            Pannell Kerr Forster PC


New York, New York
September 22, 1997